Net income per common share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share
Schedule Of Earnings Per Share Basic And Diluted Table Text Block

(In thousands, except per share information)	2016	2015	2014
Net income (loss) from continuing operations	$215,556	$893,997	$(190,510)
Net income (loss) from discontinued operations	1,135	1,347	(122,980)
Preferred stock dividends	(3,723)	(3,723)	(3,723)
Net income (loss) applicable to common stock	$212,968	$891,621	$(317,213)
Average common shares outstanding	103,275,264	102,967,186	102,848,792
Average potential dilutive common shares	102,019	157,123	-
Average common shares outstanding - assuming dilution	103,377,283	103,124,309	102,848,792
Basic EPS from continuing operations	$2.05	$8.65	$(1.88)
Basic EPS from discontinued operations	$0.01	$0.01	$(1.20)
Total Basic EPS	$2.06	$8.66	$(3.08)
Diluted EPS from continuing operations	$2.05	$8.64	$(1.88)
Diluted EPS from discontinued operations	$0.01	$0.01	$(1.20)
Total Diluted EPS	$2.06	$8.65	$(3.08)